                                                                   EXHIBIT 10.52



                               AMENDMENT NO. 3 TO
                       REDUCING REVOLVING LOAN AGREEMENT


     This Amendment No. 3 to Reducing Revolving Loan Agreement (this "Amendment") is entered into with reference to the Reducing Revolving Loan Agreement dated as of March 27, 1997 among Hollywood Park, Inc. ("Borrower"), the Banks party thereto, Bank of Scotland, Bankers Trust Company and Societe Generale, as Co-Agents, and Bank of America National Trust and Savings Association, as Managing Agent as heretofore amended, (the "Loan Agreement"). Capitalized terms used but not defined herein are used with the meanings set forth for those terms in the Loan Agreement.

     Borrower and the Managing Agent, acting with the consent of the Requisite Banks pursuant to Section 11.2 of the Loan Agreement, agree as follows:
                          ----

1.        Section 6.14.  Section 6.14 of the Loan Agreement is amended by
          ------------           ----
striking the figures "$40,000,000" in clause (f) thereof and substituting in
                                              -
their place the figures "$60,000,000".

1.        Section 6.15.   Section 6.15 of the Loan Agreement is amended by
          ------------            ----
striking the figures "$40,000,000" in clause (l) thereof and substituting in
                                              -
their place the figures "$60,000,000."

1.        Retroactive Effect.  The amendments made to Sections 6.14 and 6.15 set
          ------------------                                   ----     ----
forth above shall be retroactive to March 31, 1998.

1.        Representation and Warranty.  Borrower represents and warrants that,
          ---------------------------
as of the date hereof and giving effect to this Amendment, no Default or Event of Default exists.

1.        Conditions Precedent.  The effectiveness of this Amendment is
          --------------------
conditioned upon the receipt by the Managing Agent of the following documents, each properly executed by a Responsible Official of each party thereto and dated as of the date hereof:

                              (a) Counterparts of this Amendment executed by all
                         parties hereto;

                              (b) Written consent of the Requisite Banks as
                         required under Section 11.2 of the Loan Agreement in
                                                ----
                         the form of Exhibit A to this Amendment; and

                              (c) Written consent of the Subsidiary Guarantors
                         in the form of Exhibit B to this Amendment.

1.        Confirmation.  In all respects, the terms of the Loan Agreement (as
          ------------
amended hereby) are hereby confirmed.

     IN WITNESS WHEREOF, Borrower and the Managing Agent have executed this Amendment as of June 12, 1998 by their duly authorized representatives.

HOLLYWOOD PARK, INC.


By:   /s/ G. Michael Finnigan
     -------------------------
     G. Michael Finnigan
     Executive Vice President and
     Chief Financial Officer

BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION
As Managing Agent


By:   /s/ Janice Hammond
     ------------------
     Janice Hammond
     Vice President

                             Exhibit A to Amendment

                                CONSENT OF BANK
                                ---------------


     Reference is hereby made to that certain Reducing Revolving Loan Agreement dated as of March 27, 1997 among Hollywood Park, Inc. ("Borrower"), the Banks party thereto, Bank of Scotland, Bankers Trust Company and Societe Generale, as Co-Agents, and Bank of America National Trust and Savings Association, as Managing Agent (as heretofore amended, the "Loan Agreement").

     The undersigned Bank hereby consents to the execution and delivery of Amendment No. 3 to Reducing Revolving Loan Agreement by the Managing Agent on its behalf, substantially in the form of the most recent draft thereof presented to the undersigned Bank.

Dated: June 8, 1998

Bank of America
---------------
[Name of Institution]



By:  /s/ Jon Varnell
    ---------------------

   Jon Varnell Managing Director
--------------------------------
[Printed Name and Title]

                             Exhibit A to Amendment

                                CONSENT OF BANK
                                ---------------


     Reference is hereby made to that certain Reducing Revolving Loan Agreement dated as of March 27, 1997 among Hollywood Park, Inc. ("Borrower"), the Banks party thereto, Bank of Scotland, Bankers Trust Company and Societe Generale, as Co-Agents, and Bank of America National Trust and Savings Association, as Managing Agent (as heretofore amended, the "Loan Agreement").

     The undersigned Bank hereby consents to the execution and delivery of Amendment No. 3 to Reducing Revolving Loan Agreement by the Managing Agent on its behalf, substantially in the form of the most recent draft thereof presented to the undersigned Bank.

Dated: June 4, 1998

Bank of Scotland
----------------
[Name of Institution]



By:  /s/ Annie Chin Tat
    ------------------------

   Annie Chin Tat, Senior Vice President
----------------------------------------
[Printed Name and Title]

                             Exhibit A to Amendment

                                CONSENT OF BANK
                                ---------------


     Reference is hereby made to that certain Reducing Revolving Loan Agreement dated as of March 27, 1997 among Hollywood Park, Inc. ("Borrower"), the Banks party thereto, Bank of Scotland, Bankers Trust Company and Societe Generale, as Co-Agents, and Bank of America National Trust and Savings Association, as Managing Agent (as heretofore amended, the "Loan Agreement").

     The undersigned Bank hereby consents to the execution and delivery of Amendment No. 3 to Reducing Revolving Loan Agreement by the Managing Agent on its behalf, substantially in the form of the most recent draft thereof presented to the undersigned Bank.

Dated: June 11, 1998

Bankers Trust Company
---------------------
[Name of Institution]



By:  /s/ David J. Bell
    -----------------------

   David Bell, Vice President
-----------------------------
[Printed Name and Title]

                             Exhibit A to Amendment

                                CONSENT OF BANK
                                ---------------


     Reference is hereby made to that certain Reducing Revolving Loan Agreement dated as of March 27, 1997 among Hollywood Park, Inc. ("Borrower"), the Banks party thereto, Bank of Scotland, Bankers Trust Company and Societe Generale, as Co-Agents, and Bank of America National Trust and Savings Association, as Managing Agent (as heretofore amended, the "Loan Agreement").

     The undersigned Bank hereby consents to the execution and delivery of Amendment No. 3 to Reducing Revolving Loan Agreement by the Managing Agent on its behalf, substantially in the form of the most recent draft thereof presented to the undersigned Bank.

Dated: June __, 1998

First National Bank of Commerce
-------------------------------
[Name of Institution]



By:  /s/ Louis Bollers
    -----------------------

  Louis Bollers, Senior Vice President
--------------------------------------
[Printed Name and Title]

                             Exhibit A to Amendment

                                CONSENT OF BANK
                                ---------------


     Reference is hereby made to that certain Reducing Revolving Loan Agreement dated as of March 27, 1997 among Hollywood Park, Inc. ("Borrower"), the Banks party thereto, Bank of Scotland, Bankers Trust Company and Societe Generale, as Co-Agents, and Bank of America National Trust and Savings Association, as Managing Agent (as heretofore amended, the "Loan Agreement").

     The undersigned Bank hereby consents to the execution and delivery of Amendment No. 3 to Reducing Revolving Loan Agreement by the Managing Agent on its behalf, substantially in the form of the most recent draft thereof presented to the undersigned Bank.

Dated: June 10, 1998

Societe Generale
----------------
[Name of Institution]



By:  /s/ Alex Kim
    ------------------

  Alex Kim, Vice President
--------------------------
[Printed Name and Title]

                             Exhibit B to Amendment

                        CONSENT OF SUBSIDIARY GUARANTORS
                        --------------------------------


     Reference is hereby made to that certain Reducing Revolving Loan Agreement dated as of March 27, 1997 among Hollywood Park, Inc. ("Borrower"), the Banks party thereto, Bank of Scotland, Bankers Trust Company and Societe Generale, as Co-Agents, and Bank of America National Trust and Savings Association, as Managing Agent (as heretofore amended, the "Loan Agreement").

     Each of the undersigned Subsidiary Guarantors hereby consents to Amendment No. 3 to the Loan Agreement in the form executed by Borrower and confirms that the Subsidiary Guaranty and all Collateral Documents to which it is a party remain in full force and effect.

Dated: June __, 1998

  "Guarantors"

  HOLLYWOOD PARK OPERATING COMPANY,         HOLLYWOOD PARK FOOD SERVICES, INC.,
  a Delaware corporation                    a California corporation

  By:    /s./ G. M. Finnigan                By:   /s./ G. M. Finnigan

  Title:   CFO                              Title:   CFO



  HOLLYWOOD PARK FALL OPERATING CO.,
  a Delaware corporation

  By:   ./s/ G. M. Finnigan

  Title:   CFO

HP/COMPTON, INC.,
a California corporation

By:   /s/ G. M. Finnigan

Title:   CFO
HP YAKIMA, INC.,                             TURF PARADISE, INC.,
a Delaware corporation                       an Arizona corporation

By:   /s/ G. Michael Finnigan                By:    /s/ G. Michael Finnigan

Title:   CFO                                 Title: CFO




CRYSTAL PARK HOTEL                           BOOMTOWN, INC.,
AND CASINO                                   a Delaware corporation
DEVELOPMENT COMPANY,
LLC, a California limited                    By:   /s/ G. Michael Finnigan
liability company

By:  HP/COMPTON, INC.,
     a California corporation,               Title:   CFO
     its managing member

By: /s/ G. Michael Finnigan

Title: CFO




BOOMTOWN HOTEL &                             MISSISSIPPI-I GAMING, L.P.,

CASINO, INC.,                            a Mississippi limited partnership
a Nevada corporation

By:   /s/ G. Michael Finnigan            By:  BAYVIEW YACHT CLUB, INC.,
Title:   CFO                                  a Mississippi corporation,
                                              its general partner

                                         By:  /s/ G. Michael Finnigan

                                         Title: CFO




BAYVIEW YACHT CLUB, INC.,                LOUISIANA-I GAMING, L.P.,
a Mississippi corporation                a Louisiana partnership in commendam

By:   /s/ G. M. Finnigan                 By:  LOUISIANA GAMING
                                              ENTERPRISES, INC.,
Title:   CFO                                  general partner

                                         By:  /s/ G. M. Finnigan

                                         Title: CFO

                                         By:  LOUISIANA GAMING
                                              ENTERPRISES, INC.,
                                              a Louisiana corporation

                                         By: /s/ G. M. Finnigan
                                         Title:  CFO
                                                --------------------